Exhibit 10.29

                                    THIRD AMENDMENT dated as of May 28, 1999
                           (this "Amendment") to the Credit Agreement dated as of January 7, 1997 (as heretofore amended, the "Credit Agreement"), among ContiFinancial Corporation, a Delaware corporation (the "Borrower"), the Lenders party thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent.

                  A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein. The undersigned Lenders are willing to amend such provisions on the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement as amended hereby. The principles of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Amendment.

                  SECTION 2. Amendments of Covenants.

                  (a) Section 2.09(c). The requirement of Section 2.09(c) of the Credit Agreement that Loans be prepaid to the extent necessary in order that the Revolving Credit Exposure will not exceed the Borrowing Base is deleted.

                  (b) Section 6.09. The requirement that the Borrower comply with the financial covenants set forth in paragraphs (a), (b) and (c) of Section 6.09 of the Credit Agreement is deleted.


                  SECTION 3. Other Amendments.

                  (a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by

                           (i) inserting in the appropriate alphabetical order
                  the following definitions:
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                                                                               2

                           "'Credit Agreement Amount' means, at any time, the
                  aggregate outstanding principal amount of the Loans.

                           'Letter of Credit' means the "Letter of Credit" under
                  and as defined in the Reimbursement Agreement.

                           'Reimbursement Agreement Amount' means, at any time,
                  the aggregate principal amount of the Reimbursement Loans plus any principal of amounts due under Section 2.03 of the Reimbursement Agreement plus the undrawn amount of the Letter of Credit.

                           'Reimbursement Loans' means the "Loans" under and as
                  defined in the Reimbursement Agreement.";

                           (ii) deleting the definition of "Reimbursement
                  Agreement" in its entirety and substituting therefore the following new definition:

                           "'Reimbursement Agreement' means the Amended and
                  Restated Letter of Credit and Reimbursement Agreement dated as of September 9, 1997, as amended, among the Borrower, the Participating Banks party thereto, Credit Suisse First Boston, New York Branch, as Administrative Agent, and Dresdner Bank AG, New York Branch, as Issuing Bank.";

                           (iii) deleting "2.375%" in the definition of
                  "Applicable Rate" and inserting in its place "(a) prior to March 31, 1999, 2.375%, (b) on or after March 31, 1999, and prior to June 1, 1999, 2.750% and (c) on or after June 1, 1999, 3.00%", and deleting the proviso in the definition of "Applicable Rate"; and

                           (iv) deleting the words "by its terms, or in order to
                  obtain a necessary consent to such Asset Disposition, or" in clause (ii) of the definition of "Net Available Cash", and inserting the words "and approved by the Administrative Agent" immediately after the words "provided by the seller" in clause
                  (iv) of such definition.

                  (b) Amendment of Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by the insertion therein of the following new paragraph (d):

                           "(d) The Commitments will be automatically and
                  permanently reduced on the date and in the amount of any prepayment of Loans and cash collateralization of the Letter of Credit pursuant to Section 2.09(d) or (e)."

                  (c) Amendment of Section 2.09. Section 2.09 of the Credit Agreement is hereby amended by the insertion therein of the following new paragraphs (d) and (e):

                           "(d) In the event the Borrower or any Subsidiary
                  shall receive any Net Available Cash from any Asset Disposition by the Borrower or any Subsidiary referred to in subparagraphs (a) through (e) of Section 6.04 involving Triad Financial Corporation, the Borrower will forthwith apply or cause the applicable Subsidiary to apply 75% of all such Net Available Cash to prepay Loans and Reimbursement Loans (and, after the Reimbursement Loans shall have been repaid in full, to cash collateralize the Letter of Credit) ratably in accordance with the aggregate amounts of the Credit Agreement Amount and the Reimbursement Agreement Amount.

                           (e) In the event the Borrower or any Subsidiary shall
                  receive any cash representing the proceeds of any repayment or prepayment, whether before or after maturity, of loans or advances made or other credit extended by the Borrower or any Subsidiary to Triad Financial Corporation, the Borrower will forthwith apply or cause the applicable Subsidiary to apply 75% of all such cash to prepay Loans and Reimbursement Loans (and, after the Reimbursement Loans shall have been repaid in full, to cash collateralize the Letter of Credit) ratably in accordance with the aggregate amounts of the Credit Agreement Amount and the Reimbursement Agreement Amount."

                  (d) Amendment of Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by the insertion at the end thereof of the following new paragraph:

                           "The Borrower will not, and will not permit any
                  Subsidiary to, enter into any agreement other than as to a Warehouse Facility (including any amendment of an existing agreement) that contains any "negative pledge" or similar provision limiting its ability or the ability of any Subsidiary to grant, incur or permit to exist Liens on its properties or assets."

                  (e) Amendment of Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by

                           (i) deleting clause (ii) of the paragraph immediately
                  following subsection (e) thereof and inserting in its place "(ii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Borrower to prepay Loans pursuant to Section 2.06"; and
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                                                                               4

                           (ii) deleting the first sentence of the last
                  paragraph of such Section only as it applies to any amounts payable under Section 3(c) of this Amendment.

         The amendment effected by paragraph (a) (ii) above shall apply retroactively to March 31, 1999, and shall be taken into account in computing all interest accrued or accruing under the Credit Agreement after such date. All such retroactive payments shall be due no later than June 30, 1999.

                  SECTION 4. Payment upon Sale of Borrower. The Borrower hereby irrevocably agrees that the Commitments will be terminated and all outstanding Loans paid in full (together with all applicable fees, interest and other amounts due under the Credit Agreement) upon the purchase by any Person or group of Persons acting in concert, pursuant to any agreement with the Borrower or any holders of the Borrower's capital stock, of the Borrower or any controlling equity interest therein (including pursuant to any merger, consolidation or similar transaction), and that no cash or other proceeds of any such purchase and no assets of the Borrower, will be received by any holder of the Borrower's capital stock in respect of such capital stock prior to such termination and payment; provided that the foregoing provisions shall not apply if the Borrower's obligations under the Credit Agreement shall have been unconditionally and irrevocably guaranteed on terms approved by the Required Lenders by Residential Funding Corporation, a subsidiary of General Motors Acceptance Corporation, or any other corporation of established reputation, rated at least investment grade by at least two nationally recognized rating agencies, that in either case shall have entered into a definitive agreement with the Borrower to acquire (by purchase, merger or otherwise) 100% of the equity interests in the Borrower, subject only to the approval of the purchaser's board of directors and any necessary regulatory approvals.

         SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that:

                  (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of and with the same effect as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) after giving effect to this Amendment, and with all references in such representations to (i) the "Transactions" being deemed to include the execution, delivery and performance by the Borrower of this Amendment and (ii) "this Agreement" being deemed to include this Amendment.

                  (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Credit Agreement required to be observed or performed by it.

                  (c) After giving effect to this Amendment, no Default has occurred and is continuing to the best of the Borrower's knowledge.

The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

         SECTION 6. Effectiveness. This Amendment shall become effective when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders; provided that the amendments set forth in Section 2 above shall become effective only when each of the following conditions shall have been satisfied:

      (a) the Administrative Agent shall have received the Amendment Fee (as defined below) and any fees, expenses or other amounts payable by the Borrower under Section 8 below for which invoices shall have been submitted to the Borrower;

      (b) the Administrative Agent shall have received an opinion of Dewey Ballantine LLP, in form reasonably satisfactory to the Administrative Agent and covering such matters relating to this Amendment as the Administrative Agent shall reasonably request;

      (c) the Administrative Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

      (d) an amendment under the Reimbursement Agreement, substantially in the form of this Amendment, shall have been executed and delivered by the Borrower and the "Required Banks" (as defined in the Reimbursement Agreement), and the amendments set forth therein shall have become effective (or shall become effective concurrently with the effectiveness of the amendments set forth in
Section 2).

         SECTION 7. Amendment Fee. The Borrower agrees to pay to the Administrative Agent an amendment fee (the "Amendment Fee") in the amount of $500,000.00 to be distributed to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to May 28, 1999, pro rata based on such Lender's Commitment and the total Commitments of all Lenders entitled to share in the Amendment Fee pursuant to this Section 7; provided that the Borrower shall have no liability for the Amendment Fee if this Amendment does not become effective.

         SECTION 8. Fees and Expenses. Without limiting the Borrower's obligations under Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Swingline Lender, the Co-Arrangers identified on the cover page of the Credit Agreement and their respective Affiliates, including the reasonable fees and disbursements of all counsel for such parties, in connection with the preparation, negotiation, execution and delivery of this Amendment and the evaluation by such parties of their rights and the rights of the Lenders under the Credit Agreement or any related documentation.

         SECTION 9. Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. The Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the Loans thereunder represent the valid, enforceable and collectible obligations of the Borrower, and acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or the Loans.

         (b) As used in the Credit Agreement, the terms "Agreement", "herein "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

         (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                       CONTIFINANCIAL CORPORATION,

                                       By: /s/ Frank W. Baier
                                           --------------------------------
                                       Name: Frank W. Baier
                                       Title: VP and Treasurer

                                       By: /s/ Daniel J. Willett
                                           --------------------------------
                                       Name: Daniel J. Willett
                                       Title: SVP & CFO


                                       CREDIT SUISSE FIRST BOSTON, NEW
                                       YORK BRANCH, Individually, and as
                                       Administrative Agent,

                                       By: /s/ Jay Chall
                                           --------------------------------
                                       Name: Jay Chall
                                       Title: Director

                                       By: /s/ Andrea E. Shkane
                                           --------------------------------
                                       Name: Andrea E. Shkane
                                       Title: Vice President


                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES,

                                       By: /s/ J. Curtin Beaudouin
                                           --------------------------------
                                       Name: J. Curtin Beaudouin
                                       Title: First Vice President

                                       By: /s/ Anthony C. Valencourt
                                           --------------------------------
                                       Name: Anthony C. Valencourt
                                       Title: Senior Vice President


                                       CORESTATES BANK, N.A.,

                                       By: /s/ Helen F. Wessling
                                           --------------------------------
                                       Name: Helen F. Wessling
                                       Title: Vice President

                                       THE BANK OF NEW YORK,

                                       By: /s/ Robert A. Tweed
                                           --------------------------------
                                       Name: Robert A. Tweed
                                       Title: Vice President


                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLAND BRANCHES,

                                       By: _________________________________
                                       Name:
                                       Title:

                                       By: _________________________________
                                       Name:
                                       Title:


                                       DG BANK, Deutsche Genossenschaftsbank,
                                       A.G.

                                       By: /s/ Andrew S. Resnick
                                           --------------------------------
                                       Name: Andrew S. Resnick
                                       Title: Vice President

                                       By: /s/ Wolfgang Bollman
                                           --------------------------------
                                       Name: Wolfgang Bollmann
                                       Title: Senior Vice President

                                       THE BANK OF NOVA SCOTIA,

                                       By: /s/ A.T.D. Clarke
                                           --------------------------------
                                       Name: A.T.D. Clarke
                                       Title: Senior Manager


                                       CREDIT LYONNAIS NEW YORK BRANCH,

                                       By: /s/ Vladimir Labun
                                           --------------------------------
                                       Name: Vladimir Labun
                                       Title: First Vice President - Manager


                                       SOCIETE GENERALE,

                                       By: /s/ Jay Sands
                                           --------------------------------
                                       Name: Jay Sands
                                       Title: Managing Director


                                       COMERICA BANK,

                                       By: /s/ Von L. Ringger
                                           --------------------------------
                                       Name: Von L. Ringger
                                       Title: First Vice President


                                       FIRST UNION NATIONAL BANK
                                       OF NORTH CAROLINA,

                                       By: /s/ Helen F. Wessling
                                           --------------------------------
                                       Name: Helen F. Wessling
                                       Title: Vice President

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK,

                                       By: /s/ Anna Marie Fallon
                                           --------------------------------
                                       Name: Anna Marie Fallon
                                       Title: Vice President


                                       PNC BANK NATIONAL ASSOCIATION,

                                       By: /s/ Robert E. Bjorhus Jr.
                                           --------------------------------
                                       Name: Robert E. Bjorhus Jr.
                                       Title: Vice President


                                       THE SUMITOMO BANK, LIMITED,
                                       NEW YORK BRANCH,

                                       By: /s/ John C. Kissinger
                                           --------------------------------
                                       Name: John C. Kissinger
                                       Title: Joint General Manager